UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2016

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective January 25, 2016 (the “Effective Date”), MGT Capital Investments, Inc., a Delaware corporation (the “Company”), dismissed Marcum LLP as the Company’s independent registered public accounting firm. As of the Effective Date, the Company engaged Friedman LLP as its new independent registered public accounting firm. The engagement of Friedman LLP was unanimously approved by the Company’s Audit Committee.

The reports of Marcum LLP regarding the Company's consolidated financial statements for the two most recent fiscal years ended December 31, 2014 and 2013 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles generally accepted in the United States of America.

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no ” reportable events ” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum LLP with a copy of this Form 8-K and requested that Marcum LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum LLP agrees with the above statements. A copy of such letter, dated January 29, 2016, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company has not consulted with Friedman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company ’ s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: January 29, 2016	By:	/s/ Robert Ladd
	Name:	Robert B. Ladd
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Marcum LLP, dated January 29, 2016

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